UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 5, 2007

TEKELEC

(Exact name of registrant as specified in its charter)

California	000-15135	95-2746131

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Paramount Parkway, Morrisville, North Carolina		27560

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(919) 460-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	1
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.	1
Item 9.01	Financial Statements and Exhibits.	1
EXHIBIT 3.1

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (d) Effective as of June 6, 2007, the Board of Directors of Tekelec (the “Company”) elected Carol Mills as an additional member of the Company’s Board of Directors (the “Board”). In connection with the election of Ms. Mills, the Board has also approved an amendment to the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), to increase the size of the Board from six to seven directors. Additional information regarding the amendment to the Company’s Bylaws is provided in Item 5.03 of this Current Report on Form 8-K (the “Form 8-K”).
     Upon Ms. Mills’ election to the Board, she was automatically granted under the Company’s Amended and Restated Non-Employee Director Stock Option Plan (the “Director Plan”) a stock option to purchase 35,000 shares of Tekelec Common Stock at an exercise price of $14.99 per share (i.e., the closing sales price per share on the effective date of Ms. Mills’ election to the Board). Ms. Mills’ options will vest in eight quarterly installments, with the first of such installments vesting on June 30, 2007 and one additional installment vesting on the last day of each calendar quarter thereafter as long as Ms. Mills continues to serve as a non-employee director of the Company. Ms. Mills’ options will terminate four years after vesting as to each vested installment, subject to earlier termination or expiration in accordance with the terms of the Director Plan.
     There were no arrangements or understandings between Ms. Mills and any other persons pursuant to which she was selected as a director of the Company.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 5, 2007, the Board approved an amendment, effective immediately, to Section 3.2 of Article III of the Company’s Bylaws to increase the size of the Board from six to seven directors.
     A copy of the Company’s Bylaws, including the amendment approved by the Board on June 5, 2007, is included as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     The following Exhibit 3.1 is filed as part of this Form 8-K:
     3.1 Amended and Restated Bylaws of Tekelec, as amended

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tekelec
Dated: June 7, 2007	By:	/s/ Stuart H. Kupinsky
Stuart H. Kupinsky
Senior Vice President, Corporate Affairs and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Tekelec, as amended

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